SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):

October 1, 2007

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  On October 1, 2007, the Registrant issued a press release to announce that Alan D. Wilson, President and Chief Operating Officer will be named President and Chief Executive Officer of the Company effective January 1, 2008 and a member of the Board of Directors effective November 27, 2007.  In addition, Mr. Robert J. Lawless also announced his plans to retire from the Company on January 1, 2008 and to continue to serve as Chairman of the Board following his retirement.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Names Alan D. Wilson President and CEO Effective January 1, 2008; Robert J. Lawless will retire and continue to serve as Board Chairman.”

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits to this report are listed in Item 5.02 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: October 1, 2007	By:	/s/ Robert W. Skelton
Robert W. Skelton
Senior Vice President, General Counsel & Secretary

Exhibit Number	Exhibit Description

99.1	Copy of the press release labeled “McCormick Names Alan D. Wilson President and CEO Effective January 1, 2008; Robert J. Lawless will retire and continue to serve as Board Chairman.”